Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Reporting Period: June 1, 2003 through June 30, 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Yes
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS						CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	PETTY CASH	RESTRICTED	INVESTMENT	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	2,310,928.54	134,405.40	—	667.24	1,571,644.66	14,541,632.84	18,559,278.68	18,137,591.00	18,481,113.62	18,481,113.62
RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE	—	—	—	—	—	—	—	—	—	—
LOANS AND ADVANCES	—	—	—	—	—	—	—	20,625.00	100,466.00	121,090.78
SALE OF ASSETS	$18,713.66	—	—	175.00	—	—	18,888.66	540,000.00	55,910.66	577,021.54
OTHER (ATTACH LIST)	349,261.63	252.51	—	—	—	37,980.09	387,494.23	391,385.00	984,375.36	932,045.60
TRANSFERS (FROM DIP ACCTS)	—	275,000.00	—	—	—	—	275,000.00	—	555,375.34	—

TOTAL RECEIPTS	367,975.29	275,252.51	—	175.00	—	37,980.09	681,382.89	952,010.00	1,696,127.36	1,630,157.92
DISBURSEMENTS
GROSS PAYROLL	218,139.90	114,296.09					332,435.99	230,202.00	626,891.57	556,830.00
PAYROLL TAXES	—						—	34,530.00	—	83,524.00
SALES, USE, & OTHER TAXES	25.00						25.00	—	294.15	10,000.00
INVENTORY PURCHASES	—						—	—	—	—
SECURED/ RENTAL/ LEASES	136,269.31						136,269.31	57,750.00	141,394.22	115,500.00
INSURANCE	—						—	—	—	—
ADMINISTRATIVE	18,848.75			13.65		2,349.43	21,211.83	13,500.00	27,216.47	27,000.00
SELLING	—						—	—	—	—
OTHER (ATTACH LIST)	287,760.18	190,858.31				13,106.78	491,725.27	503,765.00	842,075.06	872,423.00
OWNER DRAW *	—						—	—	—	—
TRANSFERS (TO DIP ACCTS)	275,000.00						275,000.00	—	555,375.34	—
							—	—	—	—
PROFESSIONAL FEES	—						—	200,000.00	—	400,000.00
U.S. TRUSTEE QUARTERLY FEES	—						—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—	—

TOTAL DISBURSEMENTS	936,043.14	305,154.40	—	13.65	—	15,456.21	1,256,667.40	1,039,747.00	2,193,246.81	2,065,277.00
NET CASH FLOW	(568,067.85)	(29,901.89)	—	161.35	—	22,523.88	(575,284.51)	(87,737.00)	(497,119.45)	(435,119.08)
(RECEIPTS LESS DISBURSEMENTS)
CASH—END OF MONTH	1,742,860.69	104,503.51	—	828.59	1,571,644.66	14,564,156.72	17,983,994.17	18,049,854.00	17,983,994.17	18,045,994.54

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS										$1,256,667.40
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS										$275,000.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)										$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										$981,667.40

FORM MOR-1 (9/99)

In re: Essential Therapeutics, Inc., et al

Continuation Sheet for Initial MOR-1

Other Receipts

	Operating Jun-03	Investment	Payroll	Total
Other Receipts
Investment income	$—	$37,980.09	$—	$37,980.09
Cobra insurance reimbursement	$4,378.77	$—	$—	$4,378.77
Interest income	$110.39	$—	$252.51	$362.90
IR expense reimbursement	$1,025.00	$—	$—	$1,025.00
Refund of operating charges for Maret property	$2,302.10	$—	$—	$2,302.10
Refund for conference	$470.00	$—	$—	$470.00
Sublease income-Naxcor	$50,358.95	$—	$—	$50,358.95
Fujisawa R&D reimbursement	$245,000.00	$—	$—	$245,000.00
Pfizer Patent reimbursement	$45,616.42	$—	$—	$45,616.42

Total Other Receipts	$349,261.63	$37,980.09	$252.51	$387,494.23

In re: Essential Therapeutics, Inc., et al

Continuation Sheet for Initial MOR-1

Other Disbursements

	Operating Jun-03	Payroll	Investment	Total
Other Disbursements
Change in value of investments	$—	$—	$13,106.78	$13,106.78
Severance	$98,466.67	$190,858.31	$—	$289,324.98
Consultants/Temporary Help	$62,881.15	$—	$—	$62,881.15
Decontamination Costs	$6,329.00	$—	$—	$6,329.00
Contract Services	$24,682.17	$—	$—	$24,682.17
R&D and Facility costs	$61,970.97	$—	$—	$61,970.97
Travel expenses	$33,430.22	$—	$—	$33,430.22

Total Other Disbursements	$287,760.18	$190,858.31	$13,106.78	$491,725.27

UNITED STATES BANKRUPTCY COURT	Case No. 03-11317 (MFW)
DISTRICT OF DELAWARE	Chapter: 11

In re: Essential Therapeutics, Inc., et al. Debtor

Balance as of June 30, 2003
Fleet Bank
Account Number: 9429246901	$1,645,069.46

Fleet Bank
Account Number: 9427759535	$36,334.16

Fleet Bank
Account Number: 9412142452	$—

Fleet Bank
Account Number: 9429240139	$61,457.07

Silicon Valley Bank
Account Number: 05027950-71	$101,424.98

Silicon Valley Bank
Account Number: 05027950-72	$3,078.53

Fleet Investment Account
Account Number: 0006537770	$14,570,156.72

Restricted Cash
Fleet Bank CD—912833FS4-3	$100,000.00
Fleet Bank CD—000880693	$1,100,000.00
Silicon Valley Bank CD—8800056672	$371,644.66

Total Restricted Cash	$1,571,644.66

Petty Cash	828.59

Account detail availale upon request

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	June 2003	May 2003	Cumulative Filing to Date
REVENUES
Gross Revenues	$464,904.46	$231,204.00	$696,108.46
Less: Returns and Allowances	—	—	—

Net Revenue	464,904.46	231,204.00	696,108.46
OPERATING EXPENSES
Payroll Costs
Salaries & Wages	344,577.34	329,834.15	674,411.49
Payroll Taxes	15,861.61	18,983.11	34,844.72
Employee Insurance Benefits	44,708.10	27,201.27	71,909.37
Other Employee Benefits	6,389.11	5,226.11	11,615.22
Stock Compensation Exp—EE	49,550.51	49,550.51	99,101.02
Management Incentive Bonus	46,358.97	(10,370.65)	35,988.32

Total Payroll Costs	507,445.64	420,424.50	927,870.14
Operational Costs
Office Supplies	1,116.60	—	1,116.60
Software/Comp Supls (-$2.5K)	—	576.45	576.45
Printing & Reproduction	92.97	247.30	340.27
Laboratory Supplies	3,313.14	1,978.11	5,291.25
Chemicals	991.33	2,153.16	3,144.49
Postage & Freight	1,106.93	1,939.06	3,045.99
Depreciation—Furniture/Fixtures	2,202.42	2,202.42	4,404.84
Depreciation—Computer Equip	4,094.90	4,126.42	8,221.32
Depreciation—Software	121.74	121.74	243.48
Depreciation—Equipment	369.77	369.77	739.54
Amortization—L/H Improvements	27,447.29	27,447.29	54,894.58
Sales Tax on Capital Lease	—	288.71	288.71
Furniture/Equipment Rental	627.96	1,136.79	1,764.75
Business Travel	18,289.27	12,249.07	30,538.34
Meals & Entertainment	1,081.32	854.48	1,935.80
Other G&A Expenses	291.67	291.67	583.34
Conference, Seminar & Training	123.06	2,585.00	2,708.06

Total Operating Costs	61,270.37	58,567.44	119,837.81
Outside Services
Consultants & Honoraria	22,331.37	55,400.54	77,731.91
Contract Services	16,631.27	81,323.70	97,954.97
Deferred Comp—Consultants	1,832.00	1,832.00	3,664.00
Investor Relations	—	2,696.75	2,696.75
Insurance—D&O	36,812.17	26,458.17	63,270.34
Dues & Subscriptions	4,242.33	6,221.01	10,463.34
Books	—	(74.25)	(74.25)
Clinical Development Insurance	1,026.42	1,026.42	2,052.84
Legal—Corporate	100,000.00	100,000.00	200,000.00
Legal—Patent	31,189.83	60,000.00	91,189.83
Temporary Help	9,326.38	1,000.00	10,326.38
Information Services	1,051.00	—	1,051.00
Bank Charges/Payroll Fees	3,407.17	2,618.60	6,025.77

Total Outside Services	227,849.94	338,502.94	566,352.88
Facilities
Rent	216,512.32	205,184.76	421,697.08
Utilities	106,415.68	17,714.11	124,129.79
Property & Occupancy Taxes	(12,725.09)	6,607.67	(6,117.42)
Business Insurance	23,914.40	23,912.03	47,826.43
Business Taxes	25.00	269.15	294.15
Telephone/Fax/Networking	12,481.66	10,164.26	22,645.92
Janitorial	7,063.00	9,029.10	16,092.10
Safety/Hazardous Mat’l Monitor	1,541.00	707.00	2,248.00
Repair & Maint—Bldg	1,363.85	2,654.63	4,018.48
Repair & Maint—Equipment	240.00	714.87	954.87
Software License & Maint	2,701.24	2,701.35	5,402.59

Total Facilities	359,533.06	279,658.93	639,191.99
Restructuring Expenses	144,173.68	206,355.74	350,529.42

TOTAL OPERATING EXPENSES	1,300,272.69	1,303,509.55	2,603,782.24

OPERATING INCOME	(835,368.23)	(1,072,305.55)	(1,907,673.78)
Other Income/Expenses
Interest Income	37,851.52	40,827.24	78,678.76
Interest Expense	(4,698.08)	(7,014.34)	(11,712.42)
Gain/(Loss) on FA Disposals	271,255.10	2,034.67	273,289.77
Other Expense	(82,500.00)	0.13	(82,499.87)

Total Other Income and Expenses	221,908.54	35,847.70	257,756.24
NET INCOME BEFORE TAXES	(613,459.69)	(1,036,457.85)	(1,649,917.54)
Income Tax Provision	—	—	—

Income Tax Provision	—	—	—
NET INCOME	$(613,459.69)	$(1,036,457.85)	$(1,649,917.54)

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF June 30, 2003	BOOK VALUE AT PETITION DATE OF May 1, 2003
ASSETS
Current Assets
Cash, Cash Equivalents & Investments
Petty Cash	$828.59	$667.24
Operating Cash	1,640,174.47	1,854,762.68
Cash—Money Market	102,686.22	498,923.25
Cash—Payroll	101,424.98	47,271.56
Sect 125 & FSA	3,078.53	8,976.61
Cash Equivalents	296,634.83	175,618.31
Short Term Investments	7,265,366.87	5,751,826.08
Long Term Investments	7,002,155.02	8,575,282.93

Total Cash, Cash Equivalents & Investments	16,412,349.51	16,913,328.66
Accounts Receivable
Accounts Receivable—Trade	300,409.88	586,327.80
Accounts Receivable—Other	1,180,100.58	2,666.67

Total Receivables	1,480,510.46	588,994.47
Prepaid Expenses
Prepaid Consulting	503.75	503.75
Prepaid Property Insurance	43,359.82	91,186.25
Prepaid Medical Insurance	—	48,075.33
Prepaid Workers Compensation	5,224.04	15,653.22
Prepaid Clinical Trial Insurance	4,618.85	6,671.69
Prepaid Life Insurance	—	1,290.71
Prepaid Dir & Off Insurance	1,237,893.94	1,301,164.28
Prepaid Contracts—Software	17,728.27	23,130.86
Prepaid Subscriptions & Dues	16,794.77	24,343.16
Prepaid Rent	157,219.05	523,229.00
Prepaid Expenses—Other	442,986.45	495,173.92
Prepaid Property Tax	—	13,215.34

Total Prepaid Expenses	1,926,328.94	2,543,637.51
Other Current Assets	215,388.00	5,018.71
Assets Held For Sale	220,514.47	760,514.47

Total Current Assets	20,255,091.38	20,811,493.82
Fixed Assets
Furniture and Fixtures	132,234.91	132,234.91
Computer Equipment	276,103.22	274,607.61
Software	4,361.99	4,361.99
Equipment	660,210.62	8,271,446.09
L/H Improvements	3,046,223.03	3,046,223.03

Total Capital Expenditures	4,119,133.77	11,728,873.63
Accumulated Depreciation
Accum Depr—Furniture & Fixtures	(13,854.43)	(9,449.59)
Accum Depr—Computers	(182,975.59)	(174,754.27)
Accum Depr—Software	(304.35)	(60.87)
Accum Depr—Equipment	(165,387.29)	(6,901,873.76)
Accum Depr—L/H Improvements	(158,954.75)	(104,060.17)

Total Accumulated Depreciation	(521,476.41)	(7,190,198.66)
Assets Held for Sale—Contra	(220,514.47)	(760,514.47)

Total Net Fixed Assets	3,377,142.89	3,778,160.50

Deposits	—	279,740.82
Restricted Cash—Long Term	1,571,644.66	1,571,644.66
Other Non-Current Assets
Employee Loans—Long Term	92,000.00	797,499.96
Goodwill	1,526,216.88	1,526,216.88

Total Other Non-Current Assets	1,618,216.88	2,323,716.84

TOTAL ASSETS	$26,822,095.81	$28,764,756.64

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF June 30, 2003	BOOK VALUE AT PETITION DATE OF May 1, 2003
ASSETS

LIABILITIES & STOCKHOLDERS’ EQUITY
Liabilities
Current Liabilities
Accounts Payable-Prepetition	$321,366.94	$239,077.04
Accounts Payable-Postpetition	73,560.78	—

Total Accounts Payable	394,927.72	239,077.04
Accrued Compensation
Accrued Salaries & P/R Taxes	11,700.08	7,517.30
Accrued Vacation & Sick Time	94,952.65	141,124.06
Accrued Sect 125 & FSA Deduction	2,631.79	1,809.36
Accrued Bonus & Incentive Compensation	191,044.50	166,140.75

Total Accrued Compensation	300,329.02	316,591.47
Accrued Restructuring 02—S/T	643,818.33	644,503.33
Accrued Restructuring 03—S/T	488,590.93	944,998.32
Deferred Revenue	83,328.67	249,996.67
Other Current Liabilities
Accrued Curr Liab—Other	175,075.20	174,156.66
Accured Legal—General	195,380.93	—
Accrued Legal—Patents	101,072.58	46,358.70
Accrued Investor Relations	64,986.01	108,700.76
Accrued Property Taxes	48,387.27	67,982.22
Accrued Sales & Use Tax—CA	4,056.87	195.41
Current Portion—Capital Leases	53,378.90	45,146.03
Current Portion—Notes Payable	178,001.83	179,902.33

Total Other Current Liabilities	820,339.59	622,442.11
Total Current Liabilities	2,731,334.26	3,017,608.94
Long-term Liabilities
Long Term Portion—Capital Leases	118,720.79	130,600.47
Long Term Portion—Notes Payable	295,637.65	434,572.97
Accrued Rent-Long Term	416,985.69	372,778.56

Total Long-Term Liabilities	831,344.13	937,952.00

Total Liabilities	3,562,678.39	3,955,560.94

Convert Redeem PS-Series B	54,327,579.00	53,902,147.00
Stockholders' Equity
Common Stock	18,939.94	18,939.94
Additional Paid-In Capital	103,858,072.89	104,286,042.89
Notes Receivable from Stockholders	(145,943.97)	(155,545.09)
Unrealized Gain/(Loss) Mkt Sec	247,614.35	259,841.23
Deferred Compensation	(1,052,067.37)	(1,157,370.39)
Retained Earnings—Prior Yrs	(132,344,859.88)	(122,314,980.85)
Retained Earnings—Current Yr	(1,649,917.54)	(10,029,879.03)

Total Stockholders' Equity	(31,068,161.58)	(29,092,951.30)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$26,822,095.81	$28,764,756.64

	$—	$—

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

Essential Therapeutics—Consolidated

Balance Sheet—Detail

Financial Stmts—By Business Unit

For the Period from June 1, 2003 to June 30, 2003

	Essential	Althexis	Maret	Eliminations	Grand Total
Current Assets
Cash, Cash Equivalents & Investments
Petty Cash	578.59	250.00	—	—	828.59
Operating Cash	1,645,069.46	(66,352.06)	61,457.07	—	1,640,174.47
Cash—Money Market	—	102,686.22	—	—	102,686.22
Cash—Payroll	101,424.98	—	—	—	101,424.98
Sect 125 & FSA	3,078.53	—	—	—	3,078.53
Cash Equivalents	290,634.83	6,000.00	—	—	296,634.83
Short Term Investments	7,265,366.87	—	—	—	7,265,366.87
Long Term Investments	7,002,155.02	—	—	—	7,002,155.02

Total Cash, Cash Equivalents & Investments	16,308,308.28	42,584.16	61,457.07	—	16,412,349.51
Accounts Receivable
Accounts Receivable—Trade	300,409.88	—	—	—	300,409.88
Accounts Receivable—Other	1,180,100.58	—	—	—	1,180,100.58
Intercompany Receivable	24,337,468.97	516,692.34	209,947.60	(25,064,108.91)	—

Total Receivables	25,817,979.43	516,692.34	209,947.60	(25,064,108.91)	1,480,510.46
Prepaid Expenses
Prepaid Consulting	503.75	—	—	—	503.75
Prepaid Property Insurance	1,736.48	41,623.34	—	—	43,359.82
Prepaid Workers Compensation	4,789.74	434.30	—	—	5,224.04
Prepaid Clinical Trial Insurance	—	—	4,618.85	—	4,618.85
Prepaid Dir & Off Insurance	—	1,237,893.94	—	—	1,237,893.94
Prepaid Contracts—Software	16,437.73	1,290.54	—	—	17,728.27
Prepaid Subscriptions & Dues	—	16,794.77	—	—	16,794.77
Prepaid Rent	84,733.34	72,485.71	—	—	157,219.05
Prepaid Expenses—Other	374,320.83	30,010.69	38,654.93	—	442,986.45

Total Prepaid Expenses	482,521.87	1,400,533.29	43,273.78	—	1,926,328.94
Other Current Assets	215,318.00	70.00	—	—	215,388.00
Assets Held For Sale	—	220,514.47	—	—	220,514.47

Total Current Assets	42,824,127.58	2,180,394.26	314,678.45	(25,064,108.91)	20,255,091.38

Fixed Assets
Furniture and Fixtures	—	132,234.91	—	—	132,234.91
Computer Equipment	119,870.40	156,232.82	—	—	276,103.22
Software	—	4,361.99	—	—	4,361.99
Equipment	—	660,210.62	—	—	660,210.62
L/H Improvements—	—	3,046,223.03	—	—	3,046,223.03

Total Capital Expenditures	119,870.40	3,999,263.37	—	—	4,119,133.77

Accumulated Depreciation
Accum Depr—Furniture & Fixtures	—	(13,854.43)	—	—	(13,854.43)
Accum Depr—Computers	(95,375.08)	(87,600.51)	—	—	(182,975.59)
Accum Depr—Software	—	(304.35)	—	—	(304.35)
Accum Depr—Equipment	—	(165,387.29)	—	—	(165,387.29)
Accum Depr—L/H Improvements	—	(158,954.75)	—	—	(158,954.75)

Total Accumulated Depreciation	(95,375.08)	(426,101.33)	—	—	(521,476.41)
Assets Held for Sale—Contra	—	(220,514.47)	—	—	(220,514.47)

Total Net Fixed Assets	24,495.32	3,352,647.57	—	—	3,377,142.89

Deposits	—	—	—	—	—
Restricted Cash—Long Term	1,471,644.66	100,000.00	—	—	1,571,644.66
Other Non-Current Assets
Notes Receivable	—	145,943.97	—	(145,943.97)	—
Employee Loans—Long Term	92,000.00	—	—	—	92,000.00
Goodwill	1,526,216.88	—	—	—	1,526,216.88
Investment in Althexis	228,862.60	—	—	(228,862.60)	—
Investment in Maret	(1,951,323.00)	—	—	1,951,323.00	—

Total Other Non-Current Assets	(104,243.52)	145,943.97	—	1,576,516.43	1,618,216.88

TOTAL ASSETS	44,216,024.04	5,778,985.80	314,678.45	(23,487,592.48)	26,822,095.81

LIABILITIES & STOCKHOLDERS’ EQUITY

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

Essential Therapeutics—Consolidated

Balance Sheet—Detail

Financial Stmts—By Business Unit

For the Period from June 1, 2003 to June 30, 2003

	Essential	Althexis	Maret	Eliminations	Grand Total
Liabilities
Current Liabilities
Accounts Payable-Prepetition	164,846.86	57,209.79	99,310.29	—	321,366.94
Accounts Payable-Postpetition	34,443.08	26,143.70	12,974.00	—	73,560.78

Total Accounts Payable	199,289.94	83,353.49	112,284.29	—	394,927.72
Accrued Compensation
Accrued Salaries & P/R Taxes	2,100.20	9,599.88	—	—	11,700.08
Accrued Vacation & Sick Time	49,412.95	45,539.70	—	—	94,952.65
Accrued Sect 125 & FSA Deduction	2,631.79	—	—	—	2,631.79
Accrued Bonus & Incentive Compensation	—	191,044.50	—	—	191,044.50

Total Accrued Compensation	54,144.94	246,184.08	—	—	300,329.02
Accrued Restructuring 02—S/T	—	643,818.33	—	—	643,818.33
Accrued Restructuring 03—S/T	491,780.27	(3,189.34)	—	—	488,590.93
Deferred Revenue	83,328.67	—	—	—	83,328.67
Other Current Liabilities
Accrued Curr Liab—Other	—	173,575.20	1,500.00	—	175,075.20
Accured Legal—General	—	195,380.93	—	—	195,380.93
Accrued Legal—Patents	90,000.00	5,000.00	6,072.58	—	101,072.58
Accrued Investor Relations	—	64,986.01	—	—	64,986.01
Accrued Property Taxes	48,387.27	—	—	—	48,387.27
Accrued Sales & Use—TaxCA	3,857.46	—	199.41	—	4,056.87
Current Portion—Capital Leases	53,378.90	—	—	—	53,378.90
Current Portion—Notes Payable	—	178,001.83	—	—	178,001.83

Total Other Current Liabilities	195,623.63	616,943.97	7,771.99	—	820,339.59

Total Current Liabilities	1,024,167.45	1,587,110.53	120,056.28	—	2,731,334.26

Long-term Liabilities
Long Term Portion—Capital Leases	118,720.79	—	—	—	118,720.79
Long Term Portion—Notes Payable	—	295,637.65	—	—	295,637.65
Accrued Rent—Long Term	—	416,985.69	—	—	416,985.69
Intercompany Payable	—	18,553,299.85	6,510,809.06	(25,064,108.91)	—

Total Long-Term Liabilities	118,720.79	19,265,923.19	6,510,809.06	(25,064,108.91)	831,344.13

Total Liabilities	1,142,888.24	20,853,033.72	6,630,865.34	(25,064,108.91)	3,562,678.39

Convert Redeem PS-Series B	54,327,579.00	—	—	—	54,327,579.00
Stockholders’ Equity
Common Stock	18,939.94	—	—	—	18,939.94
Additional Paid-In Capital	103,858,072.89	—	—	—	103,858,072.89
Net Equity at Acquisition	—	228,862.60	(1,951,323.00)	1,722,460.40	—
Notes Receivable from Stockholders	—	—	—	(145,943.97)	(145,943.97)
Unrealized Gain/(Loss) Mkt Sec	247,614.35	—	—	—	247,614.35
Deferred Compensation	(1,052,067.37)	—	—	—	(1,052,067.37)
Retained Earnings—Prior Yrs	(114,034,956.15)	(14,083,604.95)	(4,226,298.78)	—	(132,344,859.88)
Retained Earnings—Current Yr	(292,046.86)	(1,219,305.57)	(138,565.11)	—	(1,649,917.54)

Total Stockholders’ Equity	(11,254,443.20)	(15,074,047.92)	(6,316,186.89)	1,576,516.43	(31,068,161.58)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	44,216,024.04	5,778,985.80	314,678.45	(23,487,592.48)	26,822,095.81

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	—
FICA-Employee	—
FICA-Employer	—
Unemployment	—
Income	—
Other:	—

Total Federal Taxes	—
State and Local
Withholding	—
Sales	—
Excise	—
Unemployment	—
Real Property	—
Personal Property	—
Other:	—

Total State and Local	—
Total Taxes	—

Essential Therapeutics, Inc. and its subsidiaries The Althexis Company, Inc. and Maret Corporation attest that they are compliant with the payment all of taxes as of June 30, 2003.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$73,560.78	See attachment for details
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

All items will be paid within our normal terms of 30 days from date of invoice.

*“Insider”is defined in 11 U.S.C. Section 101(31).	FORM MOR-4
(9/99)

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

The Althexis Company Inc.
American Express	$8,135.70
AT&T	$421.95
AT&T Global	$221.65
AT&T Wireless	$69.85
B&B Cleaning	$1,430.00
Martha Carter	$623.98
CHB Consulting	$2,990.00
City of Waltham	$518.90
Cityside Limo	$681.00
Joe Davis	$3,189.34
Foley Food and Vending	$55.75
Jennifer Power	$445.99
Liz Grammer	$1,900.52
Manuel Navia	$260.52
The New York Times	$23.00
Tim Noyes	$404.73
Pitney Bowes Credit Corp	$203.70
Premiere Conferencing	$863.89
Primus Telecommunications	$22.00
R.B. Allen Co., Inc.	$900.00
RR Donnelley Receivables	$755.00
UPS	$290.13
Verizon	$1,571.38
Xerox Corporation	$164.72

$26,143.70
Maret Corporation

The Research Foundation of SUNY	$5,974.00
Synergee LLC	$7,000.00

$12,974.00
Essential Therapeutics, Inc.

American Society for Microbiologists	$152.00
City of Mountain View	$1,823.01
Elisa Kung	$520.00
Envectra	$1,400.00
Iron Mountain	$1,051.00
Kate Young	$1,722.06
LabWorks Equipment Service, Inc.	$2,077.82
Michael Perez	$304.38
Pacific Bell	$5,388.33
PG&E	$5,850.05
Peninsula Security Services	$535.00
Town & Country	$12,245.00
VWR Scientific	$140.43
Western-Allied Service Company	$1,234.00

$34,443.08
Total outstanding AP	$73,560.78

In re: Essential Therapeutics, Inc., et al	Case No. 03-11317 (MFW)
Debtor	Reporting Period: June 1, 2003 through June 30, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$221,026.30
+ Amounts billed during the period	$200,000.00
- Amounts collected during the period	$(120,616.42)

Total Accounts Receivable at the end of the reporting period	$300,409.88

Accounts Receivable Aging	Amount
0 – 30 days old	$125,000.00
31 – 60 days old	$175,409.88
61 – 90 days old	$—
91 + days old	$—

Total Accounts Receivable	$300,409.88
Amount considered uncollectible (Bad Debt)	$—

Accounts Receivable (Net)	$300,409.88

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)